POWER OF ATTORNEY

	    Know all by these presents, that
the undersigned hereby constitutes and
appoints each of Stephen L.
Sanetti, Leslie M. Gasper and Jeffrey E. LaGueux, signing singly, the undersigned's true and lawful attorney-in-fact to:

	    (1)	 Execute
for and on behalf of the undersigned, in the
			   undersigned's capacity
as an officer and/or director of Sturm,
			   Ruger & Company, Inc. (the
"Company"), Forms 3, 4 and 5 in
			   accordance with Section 16(a) of
the Securities Exchange Act
			   of 1934, as the same may be amended
from time to time (the
			   "Act") and the rules thereunder;


(2)	 Do and perform any and all acts for and on behalf of the

undersigned which may be necessary or desirable to complete
			   and
execute any such Form 3, 4 or 5, complete and execute any
			   amendment
or amendments thereto, and timely file such form
			   with the United
States Securities and Exchange Commission and
			   any stock exchange or
similar authority; and

	    (3)	 Take any other action of any type
whatsoever in connection
			   with the foregoing which, in the opinion
of such
			   attorney-in-fact, may be of benefit to, in the best
interest
			   of, or legally required by, the undersigned, it being

			   understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to this

Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in
			   such
attorney-in-fact's discretion.

	    The undersigned hereby grants to
each such attorney-in-fact full power
and authority to do and perform any
and every act and thing whatsoever
requisite, necessary, or proper to be
done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Act.


	    This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 or 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	    IN
WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of March, 2006.

State of Arizona		 )

					  )
County of Yavapai		)			  /s/ Robert R. Stutler

									-----------------------------------
									Signature: Robert
R. Stutler

Subscribed and sworn before me this 20th day of March,
2006.



			   OFFICIAL SEAL
			 SHERI L. MARKLEY		   /s/ SHERI
L. SCOGGINS
(SEAL)  NOTARY PUBLIC - STATE OF
ARIZONA	-----------------------------------
			  YAVAPAI COUNTY
NOTARY PUBLIC /s/ SHERI L. MARKLEY
	    MY COMM. EXPIRES OCT. 15, 2008



6